UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 15, 2012

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.07 Submission of Matters to a Vote of Security Holders

FirstEnergy Corp. held its Annual Meeting of Shareholders on May 15, 2012 in Akron, Ohio.  The matters voted upon and the final results of the vote were as follows:

Item 1 - The following persons (comprising all members of the Board of Directors) were elected to FirstEnergy's Board of Directors for a term expiring at the Annual Meeting of Shareholders in 2013 and until their successors shall have been elected:

	Number of Votes
	For	Withheld	Broker Non-Votes

Paul T. Addison	322,290,524	4,666,335	45,829,314
Anthony J. Alexander	322,138,006	4,818,853	45,829,314
Michael J. Anderson	322,464,477	4,492,382	45,829,314
Dr. Carol A. Cartwright	320,006,308	6,950,551	45,829,314
William T. Cottle	322,144,656	4,812,203	45,829,314
Robert B. Heisler, Jr.	309,988,745	16,968,114	45,829,314
Julia L. Johnson	319,499,857	7,457,002	45,829,314
Ted J. Kleisner	312,267,783	14,689,076	45,829,314
Donald T. Misheff	322,258,924	4,697,935	45,829,314
Ernest J. Novak, Jr.	322,416,219	4,540,640	45,829,314
Christopher D. Pappas	320,072,481	6,884,378	45,829,314
Catherine A. Rein	308,615,178	18,341,681	45,829,314
George M. Smart	320,321,877	6,634,982	45,829,314
Wes M. Taylor	310,057,445	16,899,414	45,829,314

Item 2 - Ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm, for the 2012 fiscal year.  There were no broker non-votes for this item. Item 2 received the following vote:

Number of Votes
For	Against	Abstentions
367,595,228	3,506,518	1,684,527

Item 3 - Advisory vote to approve named executive officer compensation.  Item 3 received the following vote:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
195,878,790	117,670,542	13,405,913	45,829,314

Item 4 - Approval of material terms of performance goals under the FirstEnergy Corp. 2007 Incentive Plan as required by Section 162(m) of the Internal Revenue Code. Item 4 received the following vote:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
311,266,814	12,651,500	3,037,743	45,829,314

Item 5 - A shareholder proposal requesting that the Board of Directors prepare a report on coal combustion waste.  The proposal received the following vote:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
87,283,560	207,084,266	32,587,604	45,829,314

Item 6 - A shareholder proposal requesting that the Board of Directors prepare a report on coal-related costs and risks.  The proposal received the following vote:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
33,518,554	261,318,891	32,118,685	45,829,314

Item 7 - A shareholder proposal requesting that the Board of Directors take the steps necessary to adopt a simple majority vote standard.  The proposal received the following vote:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
220,818,355	102,336,722	3,800,276	45,829,314

Reference is made to FirstEnergy's 2012 Proxy Statement filed with the Securities and Exchange Commission on April 2, 2012, for more information regarding the proposals set forth above and the vote required for approval of these matters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 16, 2012

FIRSTENERGY CORP.
Registrant

By:	/s/ Harvey L. Wagner
Harvey L. Wagner Vice President, Controller and Chief Accounting Officer